                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                      Distribution Date: 8/16/99

Section 5.2 - Supplement                                        Class A          Class B         Collateral          Total
------------------------                                    --------------    -------------    -------------   -----------------
(i)    Monthly Principal Distributed                                  0.00             0.00             0.00                0.00

(ii)   Monthly Interest Distributed                           3,115,000.00       181,245.17       236,731.78        3,532,876.95
       Deficiency Amounts                                             0.00             0.00                                 0.00
       Additional Interest                                            0.00             0.00                                 0.00
       Accrued and Unpaid Interest                                                                      0.00                0.00

(iii)  Collections of Principal Receivables                  73,372,411.31     4,168,775.84     5,836,552.98       83,377,740.12

(iv)   Collections of Finance Charge Receivables              8,947,477.99       508,365.87       711,744.76       10,167,588.63

(v)    Aggregate Amount of Principal Receivables                                                               18,917,597,065.55

                                      Investor Interest     600,000,000.00    34,090,000.00    47,728,181.82      681,818,181.82
                                      Adjusted Interest     600,000,000.00    34,090,000.00    47,728,181.82      681,818,181.82

                                                    Series
       Floating Investor Percentage                  3.60%           88.00%            5.00%            7.00%             100.00%
       Fixed Investor Percentage                     3.80%           88.00%            5.00%            7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                     96.15%
               30 to 59 days                                                                                                1.29%
               60 to 89 days                                                                                                0.84%
               90 or more days                                                                                              1.72%
                                                                                                               -----------------
                                                 Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                2,912,740.18       165,492.19       231,699.66        3,309,932.03

(viii) Investor Charge-Offs                                           0.00             0.00             0.00                0.00

(ix)   Reimbursed Investor
       Charge-Offs/Reductions                                         0.00             0.00             0.00

(x)    Servicing Fee                                            500,000.00        28,408.33        39,773.48          568,181.82

(xi)   Portfolio Yield (Net of Defaulted
       Receivables)                                                                                                        12.07%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A
       Adjusted)                                            600,000,000.00    34,090,000.00    47,728,181.82      681,818,181.82

(xiv)  LIBOR                                                                                                             5.18000%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                        8,447,477.99       479,957.54       671,971.28        9,599,406.81

(xxii) Certificate Rate                                            6.23000%         6.38000%         5.58000%

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                      Distribution Date: 8/16/99

Section 5.2 - Supplement                                           Class A         Class B       Collateral           Total
------------------------                                       --------------   -------------   -------------   -----------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                0.00

(ii)   Monthly Interest Distributed                              2,336,250.00      136,149.60      181,523.65        2,653,923.25
       Deficiency Amounts                                                0.00            0.00                                0.00
       Additional Interest                                               0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00                0.00

(iii)  Collections of Principal Receivables                     55,029,308.48    3,126,643.02    4,377,353.59       62,533,305.09

(iv)   Collections of Finance Charge Receivables                 6,710,608.49      381,281.86      533,801.11        7,625,691.47

(v)    Aggregate Amount of Principal Receivables                                                                18,917,597,065.55

                                        Investor Interest      450,000,000.00   25,568,000.00   35,795,636.36      511,363,636.36
                                        Adjusted Interest      450,000,000.00   25,568,000.00   35,795,636.36      511,363,636.36

                                                      Series
       Floating Investor Percentage                     2.70%           88.00%           5.00%           7.00%             100.00%
       Fixed Investor Percentage                        2.70%           88.00%           5.00%           7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.15%
               30 to 59 days                                                                                                 1.29%
               60 to 89 days                                                                                                 0.84%
               90 or more days                                                                                               1.72%
                                                                                                                -----------------
                                                  Total Receivables                                                        100.00%

(vii)   Investor Default Amount                                  2,184,555.14      124,121.57      173,772.31        2,482,449.02

(viii)  Investor Charge-Offs                                             0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00

(x)     Servicing Fee                                              375,000.00       21,308.67       29,829.70          426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      12.07%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           450,000,000.00   25,568,000.00   35,795,636.36      511,363,636.36

(xiv)   LIBOR                                                                                                             5.18000%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvii)  Accumulation Shortfall                                                                                               0.00

(xviii) Principal Funding Investment Proceeds                                                                                0.00

(xx)    Principal Investment Funding Shortfall                                                                               0.00

(xxi)   Available Funds                                          6,335,608.49      359,975.20      503,971.42        7,199,555.11

(xxii)  Certificate Rate                                              6.23000%        6.39000%        5.70500%


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                      Distribution Date: 8/16/99

Section 5.2 - Supplement                                           Class A         Class B       Collateral           Total
------------------------                                       --------------   -------------   -------------   -----------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                0.00

(ii)   Monthly Interest Distributed                              3,237,500.00      189,248.43      276,185.43        3,702,933.86
       Deficiency Amounts                                                0.00            0.00                                0.00
       Additional Interest                                               0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00                0.00

(iii)  Collections of Principal Receivables                     85,601,146.52    4,863,612.57    6,809,271.05       97,274,030.14

(iv)   Collections of Finance Charge Receivables                10,438,724.32      593,098.49      830,363.92       11,862,186.73

(v)    Aggregate Amount of Principal Receivables                                                                18,917,597,065.55

                                            Investor Interest  700,000,000.00   39,772,000.00   55,682,545.45      795,454,545.45
                                            Adjusted Interest  700,000,000.00   39,772,000.00   55,682,545.45      795,454,545.45

                                                       Series
        Floating Investor Percentage                    4.20%          88.00%          5.00%             7.00%             100.00%
        Fixed Investor Percentage                       4.20%          88.00%          5.00%             7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.15%
               30 to 59 days                                                                                                 1.29%
               60 to 89 days                                                                                                 0.84%
               90 or more days                                                                                               1.72%
                                                                                                                -----------------
                                            Total Receivables                                                              100.00%

(vii)   Investor Default Amount                                  3,398,196.88      193,075.84      270,314.65        3,861,587.36

(viii)  Investor Charge-Offs                                             0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00

(x)     Servicing Fee                                              583,333.33       33,143.33       46,402.12          662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      12.07%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           700,000,000.00   39,772,000.00   55,682,545.45      795,454,545.45

(xiv)   LIBOR                                                                                                             5.18000%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvii)  Accumulation Shortfall                                                                                               0.00

(xviii) Principal Funding Investment Proceeds                                                                                0.00

(xx)    Principal Investment Funding Shortfall                                                                               0.00

(xxi)   Available Funds                                          9,855,390.99      559,955.16      783,961.80       11,199,307.94

(xxii)  Certificate Rate                                              5.55000%        5.71000%        5.58000%


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                      Distribution Date: 8/16/99

Section 5.2 - Supplement                                           Class A         Class B        Collateral          Total
------------------------                                       --------------   -------------   -------------   -----------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                0.00

(ii)   Monthly Interest Distributed                              2,740,833.33      160,416.67      230,611.11        3,131,861.11
       Deficiency Amounts                                                0.00            0.00                                0.00
       Additional Interest                                               0.00            0.00                                0.00
       Accrued and Unpaid Interest                                                                       0.00                0.00

(iii)  Collections of Principal Receivables                     67,258,043.70    3,821,479.76    5,350,071.66       76,429,595.11

(iv)   Collections of Finance Charge Receivables                 8,201,854.82      466,014.48      652,420.27        9,320,289.57

(v)    Aggregate Amount of Principal Receivables                                                                18,917,597,065.55

                                            Investor Interest  550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00
                                            Adjusted Interest  550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00

                                                  Series
       Floating Investor Percentage                3.30%                88.00%           5.00%           7.00%             100.00%
       Fixed Investor Percentage                   3.30%                88.00%           5.00%           7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.15%
               30 to 59 days                                                                                                 1.29%
               60 to 89 days                                                                                                 0.84%
               90 or more days                                                                                               1.72%
                                                                                                                -----------------
                                            Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                   2,670,011.84      151,705.22      212,387.31        3,034,104.36

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Servicing Fee                                               458,333.33       26,041.67       36,458.33          520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.07%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)            550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00

(xiv)  LIBOR                                                                                                              5.18000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                           7,743,521.49      439,972.81      615,961.94        8,799,456.24

(xxii) Certificate Rate                                               5.98000%        6.16000%        5.93000%


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                      Distribution Date: 8/16/99

Section 5.2 - Supplement                                           Class A         Class B        Collateral         Total
------------------------                                       --------------   -------------   -------------   -----------------
(i)     Monthly Principal Distributed                                    0.00            0.00            0.00                0.00

(ii)    Monthly Interest Distributed                             2,434,132.89      141,813.47      172,747.18        2,748,693.54
        Deficiency Amounts                                               0.00            0.00                                0.00
        Additional Interest                                              0.00            0.00                                0.00
        Accrued and Unpaid Interest                                                                      0.00                0.00

(iii)   Collections of Principal Receivables                    50,380,310.21    2,862,502.34    4,007,655.02       57,250,467.57

(iv)    Collections of Finance Charge Receivables                6,143,681.37      349,070.94      488,717.82        6,981,470.14

(v)     Aggregate Amount of Principal Receivables                                                               18,917,597,065.55

                                            Investor Interest  411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86
                                            Adjusted Interest  411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

                                                        Series
        Floating Investor Percentage                     2.47%          88.00%           5.00%           7.00%             100.00%
        Fixed Investor Percentage                        2.47%          88.00%           5.00%           7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                  96.15%
                   30 to 59 days                                                                                             1.29%
                   60 to 89 days                                                                                             0.84%
                   90 or more days                                                                                           1.72%
                                                                                                                   --------------
                                                           Total Receivables                                               100.00%

(vii)   Investor Default Amount                                  1,999,999.07      113,635.70      159,096.01        2,272,730.78

(viii)  Investor Charge-Offs                                             0.00            0.00            0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00

(x)     Servicing Fee                                              343,319.17       19,506.67       27,310.37          390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       12.07%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

(xiv)   LIBOR                                                                                                              5.18000%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                0.00

(xx)    Principal Investment Funding Shortfall                                                                               0.00

(xxi)   Available Funds                                          5,800,362.21      329,564.27      461,407.45        6,591,333.94

(xxii)  Certificate Rate                                              7.09000%        7.27000%        5.93000%
